                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):       NOVEMBER 24, 1999
                                                 ------------------------------




                            CORPAS INVESTMENTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           FLORIDA                      000-30100               59-2890565
           -------                      ---------               ----------
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)


        5120 TIMBERVIEW TERRACE
         ORLANDO, FLORIDA 32819                                    33763
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:        (407) 370-6561
                                                   ----------------------------


   Former Address: 2536 Countryside Boulevard, 2nd Floor, Clearwater, Florida
   --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         This Current Report on Form 8-K/A amends the Current Report on 8-K filed by Corpas Investments, Inc. (the "Company") on December 9, 1999 (the "Initial Report") to include certain financial information omitted pursuant to
Item 7(a)(4) of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Balance Sheet as of October 31, 1999 (Unaudited).

                  Statements of Operations for the period from inception (June 22,1999) to October 31, 1999 (Unaudited)

                  Statements of Cash Flows for the period from inception (June 22, 1999) to October 31, 1999 (Unaudited).

                  Statements of Stockholders' Deficit for the period from inception (June 22, 1999) to October 31, 1999 (Unaudited).

                  Notes to Financial Statements.

         (b)      Pro Forma Financial Information.

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the period ended October 31, 1999.

                  Unaudited Pro Forma Condensed Combined Balance Sheet at October 31, 1999.

                  Notes to Unaudited Pro Forma Condensed Combined Financial Statements and Associated Adjustments for Merger.


         (c)      Exhibits.

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

   2.1 Agreement and Plan of Merger, dated November 22, 1999, among Corpas Investments, Inc., Roy Meadows and Interactive ConEd.com, Inc. (filed as an exhibit to the Initial Report).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 2, 2000


                                          CORPAS INVESTMENTS, INC.



                                          By: /s/ Lawrence R. Kuhnert
                                          -------------------------------------
                                                  Lawrence R. Kuhnert
                                                  Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

   2.1 Agreement and Plan of Merger, dated November 22, 1999, among Corpas Investments, Inc., Roy Meadows and Interactive ConEd.com, Inc. (filed as an exhibit to the Initial Report)

                            CORPAS INVESTMENTS, INC.


                               TABLE OF CONTENTS


FINANCIAL STATEMENTS OF BUSINESS ACQUIRED, INTERACTIVE CONED.COM, INC.
AS FOLLOWS:

Balance Sheet as of October 31, 1999 (Unaudited)........................... F-2
Statement of Operations for the Period from Inception
  (June 22, 1999) to October 31, 1999 (Unaudited).......................... F-3
Statement of Cash Flows for the Period from Inception
  (June 22, 1999) to October 31, 1999 (Unaudited).......................... F-4
Statement of Stockholders' Deficit for the Period from Inception
  (June 22, 1999) to October 31, 1999 (Unaudited).......................... F-5
Notes to Financial Statements.............................................. F-6

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION, REFLECTING
  THE MERGER WITH INTERACTIVE CONED.COM, INC............................... F-7

Unaudited Pro Forma Condensed Combined Statement of Operations for
  the period ended October 31, 1999........................................ F-8
Unaudited Pro Forma Condensed Combined Balance Sheet at October 31, 1999... F-9
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
  and Associated Adjustments for Merger....................................F-10


                          INTERACTIVE CON-ED.COM, INC.
                          (A DEVELOPMENT STAGE ENTITY)
                                 BALANCE SHEET
                                OCTOBER 31, 1999



============================================================== ================
                                                                  (Unuadited)

ASSETS

Fixed assets                                                     $  75,260
-------------------------------------------------------------- ----------------

TOTAL ASSETS                                                     $  75,260
============================================================== ================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Accounts payable                                              $ 297,340
   Accrued expenses                                                 31,938
-------------------------------------------------------------- ----------------
     Total liabilities                                             329,278
-------------------------------------------------------------- ----------------

Stockholders' deficit:
   Common stock, par value $.001, 50,000,000 shares authorized
     5,600,000 shares issued and outstanding                         5,600
   Accumulated deficit                                            (254,018)
   Subscriptions receivable                                         (5,600)
-------------------------------------------------------------- ----------------
Total stockholders' deficit                                       (254,018)
-------------------------------------------------------------- ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                      $  75,260
============================================================== ================


   The accompanying notes are an integral part of these financial statements.

                          INTERACTIVE CON-ED.COM, INC.
                          (A DEVELOPMENT STAGE ENTITY)

                            STATEMENT OF OPERATIONS
                         FOR THE PERIOD FROM INCEPTION
                      (JUNE 22, 1999) TO OCTOBER 31, 1999


====================================================== ====== =================
                                                                 (Unaudited)

Revenue                                                   $              -

Operating expenses                                                 254,018
------------------------------------------------------ ------ -----------------

Net loss                                                          (254,018)
------------------------------------------------------ ------ -----------------

Net loss per share                                        $          (.05)
------------------------------------------------------ ------ -----------------

Weighted average common shares outstanding                       5,600,000
====================================================== ====== =================


   The accompanying notes are an integral part of these financial statements.

                          INTERACTIVE CON-ED.COM, INC.
                          (A DEVELOPMENT STAGE ENTITY)

                             STATEMENT OF CASH FLOW
                         FOR THE PERIOD FROM INCEPTION
                      (JUNE 22, 1999) TO OCTOBER 31, 1999


===============================================================================
                                                                  (Unaudited)
-------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                        $   (254,018)
   Adjustments to reconcile net loss to net cash
       provided by operating activities:
       Increases in liabilities:
         Accounts payable                                               297,340
         Accrued expenses                                                31,938
-------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES:                               75,260
-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of equipment                                                (75,260)
-------------------------------------------------------------------------------

NET CASH USED FOR INVESTING ACTIVITIES:                                 (75,260)
-------------------------------------------------------------------------------

   Net change in cash                                                         -
   Cash, beginning of period                                                  -
-------------------------------------------------------------------------------
CASH, END OF PERIOD                                                $          -
===============================================================================

Supplemental disclosures of cash flow information:
-------------------------------------------------------------------------------
Cash paid for interest                                             $          -
Cash paid for income taxes                                         $          -
===============================================================================


   The accompanying notes are an integral part of these financial statements.

                          INTERACTIVE CON-ED.COM, INC.
                          (A DEVELOPMENT STAGE ENTITY)

                       STATEMENT OF STOCKHOLDERS' DEFICIT
                         FOR THE PERIOD FROM INCEPTION
                      (JUNE 22, 1999) TO OCTOBER 31, 1999


===============================================================================================

                                  COMMON SHARES
                                ------------------
                                                                      DEFICIT
                                                                    ACCUMULATED
                                NUMBER                               DURING THE       TOTAL
                                  OF                 SUBSCRIPTIONS  DEVELOPMENT   STOCKHOLDERS'
                                SHARES      AMOUNT    RECEIVABLE       STAGE         DEFICIT
-----------------------------------------------------------------------------------------------

BALANCE, June 22, 1999                 -   $      -   $      -      $       -       $       -

  Issuance of common stock
     to founders               5,600,000      5,600          -              -           5,600
  Net loss                             -          -          -       (254,018)       (254,018)
  Subscriptions receivable             -          -     (5,600)             -          (5,600)
-----------------------------------------------------------------------------------------------

BALANCE, OCTOBER 31, 1999      5,600,000   $  5,600   $ (5,600)     $(254,018)       (254,018)
-----------------------------------------------------------------------------------------------

(UNAUDITED)

===============================================================================================


   The accompanying notes are an integral part of these financial statements.

                          INTERACTIVE CON-ED.COM, INC.
                          (A DEVELOPMENT STAGE ENTITY)

                         NOTES TO FINANCIAL STATEMENTS


===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - Interactive ConEd.com, Inc., a development stage entity (the "Company"), was incorporated on June 22, 1999, in the State of Delaware for the purpose of utilizing the Internet as a tool for satisfying the healthcare industry's need for online access to healthcare education, training and testing materials. It is the Company's mission to become a leading marketer of online continuing education and training for the healthcare industry.

Liquidity - The Company has no revenues from operations and is subject to the risks, expenses, and uncertainties frequently encountered by companies in the development stage. In the event the Company does not successfully implement its business plan, certain assets may not be recoverable.

Fixed Assets - Fixed assets are stated at cost. Depreciation will be provided for fixed assets over the estimated useful lives of the assets using a straight-line method.


NOTE 2 - STOCKHOLDERS' EQUITY

The Company issued a total of 5,600,000 common shares to its founders for $5,600. These funds had not yet been received as of October 31, 1999 and are reflected as subscriptions receivable.


NOTE 3 - SUBSEQUENT EVENTS

Effective November 24, 1999, the Company entered into a merger agreement with Corpas Investments, Inc., a public shell company with no operations ("Corpas"). In conjunction with the merger, Corpas completed an offering of 1,350,000 shares of common stock at $1.50 per share raising $2,025,000.

                            CORPAS INVESTMENTS, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION,
            REFLECTING THE MERGER WITH INTERACTIVE CON-ED.COM, INC.


The following unaudited pro forma condensed combined balance sheet as of October 31, 1999 and the unaudited pro forma condensed combined statement of operations for the ten month period ended October 31, 1999 give effect to the Merger as of November 24, 1999 for the pro forma consolidated balance sheet and as of January 1, 1999 for the pro forma statement of operations.

The unaudited pro forma condensed combined financial statements are based on historical financial statements of Corpas Investments, Inc. ("Corpas" or the "Company") and Interactive ConEd.com, Inc. ("ICE"), giving effect to the Merger applying the purchase method of accounting and the assumptions and adjustments as discussed in the accompanying notes to the unaudited pro forma condensed combined financial statements (see Note A). These unaudited pro forma condensed combined financial statements have been prepared by the management of Corpas based upon the condensed combined financial statements of Corpas and ICE as of October 31, 1999 and for the ten months ended October 31, 1999. The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes thereto. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what actual results of operations would have been for the period presented had the transaction occurred on the dates indicated and do not purport to indicate the results of the future operations.

                            CORPAS INVESTMENTS, INC.
                     UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS
                   FOR THE TEN MONTHS ENDED OCTOBER 31, 1999



                                            Corpas                Interactive
                                       Investments, Inc.        ConEd.com, Inc.
                                          Ten Months              Four Months                                Pro Forma
                                             Ended                   Ended                Pro Forma         Consolidated
                                       October 31, 1999         October 31, 1999         Adjustments          Company
                                       ----------------         ----------------         -----------        ------------


Revenue                                   $      -                  $       -              $     -          $        -

Operating expenses                               -                    254,018                    -             254,018
                                       ----------------         ----------------         -----------        -----------

Other income/expense                             -                          -                    -                   -
                                       ----------------         ----------------         -----------        -----------

Net loss                                  $      -                  $(254,018)             $     -          $ (254,018)
                                       ================         ================         ===========        ===========

Net loss per share                                                                                          $    (0.06)
                                                                                                            ===========

Weighted average shares outstanding
                                                                                                             4,017,073
                                                                                                            ===========


    See notes to unaudited pro forma consolidated statements of operations.

                            CORPAS INVESTMENTS, INC.
                     UNAUDITED PRO FORMA CONDENSED COMBINED
                                 BALANCE SHEET
                                OCTOBER 31, 1999


                                                          Corpas          Interactive
                                                     Investments, Inc.  ConEd.com, Inc.
                                                        October 31,       October 31,       Pro Forma
                                                           1999               1999          Adjustments          Total
                                                     ----------------   ---------------     -----------        ---------

                       Assets

Property and Equipment                                  $    --          $  75,260                             $  75,260
                                                        -------          ---------          ---------          ---------
    Total assets                                        $    --          $  75,260          $      --          $  75,260
                                                        =======          =========          =========          =========


      Liabilities and Stockholders' Equity
Accounts payable                                        $    --          $ 297,340          $      --          $ 297,340
Accrued expenses                                             --             31,938                 --             31,938
                                                        -------          ---------          ---------          ---------
  Total current liabilities                                  --            329,278                 --            329,278
                                                        -------          ---------          ---------          ---------

Stockholders' equity:
  Common stock                                            4,000              5,600             (5,600)(B)          9,600
                                                                                                5,600 (A)
  Accumulated deficit                                    (4,000)          (254,018)                             (254,018)
  Subscriptions receivable                                                  (5,600)                               (5,600)
                                                        -------          ---------          ---------          ---------
      Total stockholders' equity                             --           (254,018)                --           (254,018)
                                                        -------          ---------          ---------          ---------

    Total liabilities and stockholders' equity          $    --          $  75,260          $      --          $  75,260
                                                        =======          =========          =========          =========


          See notes to unaudited pro forma consolidated balance sheet.

                            CORPAS INVESTMENTS, INC.
                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS


NOTE A

As consideration for Corpas' acquisition of ICE through the Merger, Corpas has agreed to pay to holders of ICE common stock consideration pursuant to the terms of the merger agreement , as follows:

The consideration paid at closing was in the form of 5,600,000 shares of Corpas common stock, par value $.001 per share, one share of Corpas common stock for each one share of ICE common stock outstanding.

NOTE B

The pro forma condensed combined balance sheet includes the adjustments necessary to give full effect to the Merger as if it had occurred on October 31, 1999 and to reflect the allocation of the cost of the merger to the estimated fair value of assets acquired and liabilities assumed including: (a) the issuance of 5,600,000 shares of common stock of Corpas, and (b) the elimination of 5,600,000 shares of common stock of ICE.


These adjustments are summarized as follows:


(a)    Issuance of one share of Corpas Common Stock in exchange
       for one share of ICE Common Stock                              $ 5,600
(b)    Elimination of ICE common stock                                 (5,600)
                                                                      -------
                                                                      $     0
                                                                      -------
